Exhibit 99.1

IASIS Healthcare Announces Second Quarter 2011 Results

FRANKLIN, Tenn.--(BUSINESS WIRE)--May 9, 2011--IASIS Healthcare® LLC (“IASIS”) today announced financial and operating results for the fiscal second quarter and six months ended March 31, 2011.

Net revenue for the second quarter totaled $678.4 million, an increase of 8.6%, compared to $624.5 million in the prior year quarter. Adjusted EBITDA for the second quarter totaled $78.1 million, compared to $79.6 million in the prior year quarter. Impacting adjusted EBITDA in the second quarter is $1.4 million in costs related to a one-time contract settlement and $600,000 in costs associated with the start-up of our physician professional liability captive insurance program. Net earnings from continuing operations for the second quarter totaled $22.3 million, compared to $22.1 million in the prior year quarter.

In the second quarter, admissions and adjusted admissions increased 7.0% and 10.8%, respectively, compared to the prior year quarter, while net patient revenue per adjusted admission increased 0.5%, compared to the prior year quarter. On a same-facility basis, excluding the impact of the Brim Holdings acquisition, admissions declined 0.9% and adjusted admissions increased 2.0%, each compared to the prior year quarter.

Net revenue for the six months ended March 31, 2011, totaled $1.35 billion, an increase of 7.8%, compared to $1.25 billion in the prior year period. Adjusted EBITDA for the six months ended March 31, 2011, totaled $146.4 million, compared to $151.4 million in the prior year period. Net earnings from continuing operations for the six months ended March 31, 2011, totaled $39.0 million, compared to $41.5 million in the prior year period.

For the six months ended March 31, 2011, admissions and adjusted admissions increased 5.4% and 9.3%, respectively, compared to the prior year period, while net patient revenue per adjusted admission increased 1.7%, compared to the prior year period. On a same-facility basis, admissions declined 2.6% and adjusted admissions increased 0.3%, each compared to the prior year period.

“We are excited about the future of our company,” said W. Carl Whitmer, president and chief executive officer of IASIS Healthcare. “To date, fiscal 2011 has been a year of transition and accomplishments, including the acquisitions of St. Joseph Medical Center and Brim Holdings and the recent completion of our refinancing transaction. We believe these events, along with our continued investment in physician alignment, quality and other operational and strategic growth initiatives, provide a solid foundation as we look to continue expanding our presence both regionally and nationally.”

A listen-only simulcast and 30-day replay of IASIS’ second quarter conference call will be available by clicking the “For Investors” link on the Company’s Web site at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on May 9, 2011. A copy of this press release will also be available on the Company’s Web site.

IASIS, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS owns or leases 18 acute care hospital facilities and one behavioral health hospital facility with a total of 4,362 licensed beds and has total annual net revenue of approximately $2.8 billion. These hospital facilities are located in seven regions: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; five cities in Texas, including Houston and San Antonio; Las Vegas, Nevada; West Monroe, Louisiana; and Woodland Park, Colorado. IASIS also owns and operates a Medicaid and Medicare managed health plan in Phoenix that serves more than 195,000 members. For more information on IASIS, please visit the Company’s Web site at www.iasishealthcare.com.

Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, future financial and operating results, the Company’s plans, objectives, expectations and other statements that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, and other filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Adjusted EBITDA represents net earnings from continuing operations before interest expense, income tax expense, depreciation and amortization, stock-based compensation, gain (loss) on disposal of assets and management fees. Management fees represent monitoring and advisory fees paid to TPG, the Company’s majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company’s senior secured credit facilities and may not be comparable to similarly titled measures of other companies. A table describing adjusted EBITDA and reconciling net earnings from continuing operations to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information.

IASIS HEALTHCARE LLC Consolidated Statements of Operations (Unaudited) (in thousands)

	Quarter Ended March 31,		Six Months Ended March 31,
	2011	2010	2011	2010
Net revenue:
Acute care revenue	$488,449	$437,574	$959,588	$862,234
Premium revenue	189,960	186,948	392,152	391,245
Total net revenue	678,409	624,522	1,351,740	1,253,479

Costs and expenses:
Salaries and benefits (includes stock-based compensation of $538, $2,128, $1,034, and $2,249, respectively)	196,036	174,171	385,949	344,653
Supplies	77,924	68,425	154,360	133,834
Medical claims	157,416	160,094	328,750	338,661
Other operating expenses	103,350	88,683	200,476	173,275
Provision for bad debts	54,801	45,536	114,415	93,485
Rentals and leases	11,289	10,145	22,455	20,420
Interest expense, net	16,510	16,622	33,387	33,354
Depreciation and amortization	24,584	24,025	48,630	47,902
Management fees	1,250	1,250	2,500	2,500
Total costs and expenses	643,160	588,951	1,290,922	1,188,084

Earnings from continuing operations before gain (loss) on disposal of assets and income taxes	35,249	35,571	60,818	65,395
Gain (loss) on disposal of assets, net	540	(161)	885	(57)

Earnings from continuing operations before income taxes	35,789	35,410	61,703	65,338
Income tax expense	13,500	13,270	22,689	23,861

Net earnings from continuing operations	22,289	22,140	39,014	41,477
Earnings (loss) from discontinued operations, net of income taxes	(2,846)	(25)	(6,054)	21

Net earnings	19,443	22,115	32,960	41,498
Net earnings attributable to non-controlling interests	(2,417)	(2,033)	(4,188)	(4,061)

Net earnings attributable to IASIS Healthcare LLC	$17,026	$20,082	$28,772	$37,437

IASIS HEALTHCARE LLC Consolidated Balance Sheets (Unaudited) (in thousands)

	March 31, 2011	Sept. 30, 2010

ASSETS

Current assets:
Cash and cash equivalents	$178,616	$144,511
Accounts receivable, net	251,147	209,173
Inventories	59,050	53,842
Deferred income taxes	29,289	15,881
Prepaid expenses and other current assets	60,831	65,340
Total current assets	578,933	488,747

Property and equipment, net	1,002,090	985,291
Goodwill	801,275	718,243
Other intangible assets, net	34,067	27,000
Deposit for acquisition	7,000	97,891
Other assets, net	33,899	36,022
Total assets	$2,457,264	$2,353,194

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	$89,583	$78,931
Salaries and benefits payable	43,181	38,110
Accrued interest payable	12,477	12,536
Medical claims payable	106,950	111,373
Other accrued expenses and other current liabilities	124,508	106,614
Current portion of long-term debt and capital lease obligations	7,675	6,691
Total current liabilities	384,374	354,255

Long-term debt and capital lease obligations	1,047,852	1,044,887
Deferred income taxes	109,623	109,272
Other long-term liabilities	71,043	60,162

Non-controlling interests with redemption rights	89,265	72,112

Equity:
Member’s equity	745,275	702,135
Non-controlling interests	9,832	10,371
Total equity	755,107	712,506
Total liabilities and equity	$2,457,264	$2,353,194

IASIS HEALTHCARE LLC Consolidated Statements of Cash Flows (Unaudited) (in thousands)

	Six Months Ended March 31,
	2011	2010
Cash flows from operating activities:
Net earnings	$32,960	$41,498
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	48,630	47,902
Amortization of loan costs	1,636	1,564
Stock-based compensation	1,034	2,249
Deferred income taxes	2,278	19,589
Income tax benefit from stock-based compensation	-	(1,770)
Income tax benefit from parent company interest	4,440	3,275
(Gain) loss on disposal of assets, net	(885)	57
Loss (earnings) from discontinued operations, net	6,054	(21)
Changes in operating assets and liabilities, net of the effect of acquisitions and dispositions:
Accounts receivable, net	(23,461)	1,578
Inventories, prepaid expenses and other current assets	4,461	(6,165)
Accounts payable, other accrued expenses and other accrued liabilities	29,844	7,010
Net cash provided by operating activities – continuing operations	106,991	116,766
Net cash used in operating activities – discontinued operations	(9,513)	(199)
Net cash provided by operating activities	97,478	116,567

Cash flows from investing activities:
Purchases of property and equipment, net	(42,234)	(30,187)
Cash paid for acquisitions, net	(12,804)	-
Proceeds from sale of assets	150	36
Change in other assets, net	1,639	1,013
Net cash used in investing activities	(53,249)	(29,138)

Cash flows from financing activities:
Payment of debt and capital lease obligations	(3,810)	(5,138)
Distribution to parent company in connection with the repurchase of equity, net	-	(124,962)
Distributions to non-controlling interests	(5,689)	(5,277)
Costs paid for the repurchase of non-controlling interests, net	(625)	(69)
Net cash used in financing activities	(10,124)	(135,446)

Change in cash and cash equivalents	34,105	(48,017)
Cash and cash equivalents at beginning of period	144,511	206,528
Cash and cash equivalents at end of period	$178,616	$158,511

Supplemental disclosure of cash flow information:
Cash paid for interest	$31,846	$31,837
Cash paid (received) for income taxes, net	$(241)	$6,188

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Quarter Ended March 31, 2011
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$488,449	$-	$-	$488,449
Premium revenue	-	189,960	-	189,960
Revenue between segments	2,807	-	(2,807)	-
Net revenue	491,256	189,960	(2,807)	678,409

Salaries and benefits (excludes stock-based compensation)	190,325	5,173	-	195,498
Supplies	77,872	52	-	77,924
Medical claims	-	160,223	(2,807)	157,416
Other operating expenses	96,425	6,925	-	103,350
Provision for bad debts	54,801	-	-	54,801
Rentals and leases	10,891	398	-	11,289
Adjusted EBITDA	60,942	17,189	-	78,131

Interest expense, net	16,510	-	-	16,510
Depreciation and amortization	23,697	887	-	24,584
Stock-based compensation	538	-	-	538
Management fees	1,250	-	-	1,250
Earnings from continuing operations before gain on disposal of assets and income taxes	18,947	16,302	-	35,249
Gain on disposal of assets, net	540	-	-	540
Earnings from continuing operations before income taxes	$19,487	$16,302	$-	$35,789
	For the Quarter Ended March 31, 2010
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$437,574	$-	$-	$437,574
Premium revenue	-	186,948	-	186,948
Revenue between segments	3,336	-	(3,336)	-
Net revenue	440,910	186,948	(3,336)	624,522

Salaries and benefits (excludes stock-based compensation)	167,096	4,947	-	172,043
Supplies	68,375	50	-	68,425
Medical claims	-	163,430	(3,336)	160,094
Other operating expenses	82,604	6,079	-	88,683
Provision for bad debts	45,536	-	-	45,536
Rentals and leases	9,780	365	-	10,145
Adjusted EBITDA	67,519	12,077	-	79,596

Interest expense, net	16,622	-	-	16,622
Depreciation and amortization	23,137	888	-	24,025
Stock-based compensation	2,128	-	-	2,128
Management fees	1,250	-	-	1,250
Earnings from continuing operations before loss on disposal of assets and income taxes	24,382	11,189	-	35,571
Loss on disposal of assets, net	(161)	-	-	(161)
Earnings from continuing operations before income taxes	$24,221	$11,189	$-	$35,410

IASIS HEALTHCARE LLC Segment Information (Unaudited) (in thousands)

	For the Six Months Ended March 31, 2011
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$959,588	$-	$-	$959,588
Premium revenue	-	392,152	-	392,152
Revenue between segments	5,467	-	(5,467)	-
Net revenue	965,055	392,152	(5,467)	1,351,740

Salaries and benefits (excludes stock-based compensation)	374,719	10,196	-	384,915
Supplies	154,264	96	-	154,360
Medical claims	-	334,217	(5,467)	328,750
Other operating expenses	187,255	13,221	-	200,476
Provision for bad debts	114,415	-	-	114,415
Rentals and leases	21,613	842	-	22,455
Adjusted EBITDA	112,789	33,580	-	146,369

Interest expense, net	33,387	-	-	33,387
Depreciation and amortization	46,848	1,782	-	48,630
Stock-based compensation	1,034	-	-	1,034
Management fees	2,500	-	-	2,500
Earnings from continuing operations before gain on disposal of assets and income taxes	29,020	31,798	-	60,818
Gain on disposal of assets, net	885	-	-	885
Earnings from continuing operations before income taxes	$29,905	$31,798	$-	$61,703
	For the Six Months Ended March 31, 2010
	Acute Care	Health Choice	Eliminations	Consolidated
Acute care revenue	$862,234	$-	$-	$862,234
Premium revenue	-	391,245	-	391,245
Revenue between segments	6,012	-	(6,012)	-
Net revenue	868,246	391,245	(6,012)	1,253,479

Salaries and benefits (excludes stock-based compensation)	332,865	9,539	-	342,404
Supplies	133,737	97	-	133,834
Medical claims	-	344,673	(6,012)	338,661
Other operating expenses	160,929	12,346	-	173,275
Provision for bad debts	93,485	-	-	93,485
Rentals and leases	19,684	736	-	20,420
Adjusted EBITDA	127,546	23,854	-	151,400

Interest expense, net	33,354	-	-	33,354
Depreciation and amortization	46,125	1,777	-	47,902
Stock-based compensation	2,249	-	-	2,249
Management fees	2,500	-	-	2,500
Earnings from continuing operations before loss on disposal of assets and income taxes	43,318	22,077	-	65,395
Loss on disposal of assets, net	(57)	-	-	(57)
Earnings from continuing operations before income taxes	$43,261	$22,077	$-	$65,338

IASIS HEALTHCARE LLC Consolidated Financial and Operating Data (Unaudited)

	Quarter Ended March 31,		Six Months Ended March 31,
	2011	2010	2011	2010
Consolidated Hospital Facilities (1)
Number of acute care hospital facilities at end of period	17	15	17	15
Licensed beds at end of period	3,570	2,884	3,570	2,884
Average length of stay (days)	5.0	4.9	4.9	4.8
Occupancy rates (average beds in service)	51.3%	49.0%	48.2%	48.0%
Admissions	28,311	26,458	54,513	51,711
Percentage change	7.0%		5.4%
Adjusted admissions	47,583	42,932	92,895	84,999
Percentage change	10.8%		9.3%
Patient days	141,670	128,336	269,477	248,887
Adjusted patient days	229,147	201,615	440,843	394,838
Outpatient revenue as a % of gross patient revenue	40.0%	37.8%	40.5%	38.4%

Same-Facility Hospitals (2)
Number of acute care hospital facilities at end of period	15	15	15	15
Licensed beds at end of period	3,185	2,884	3,185	2,884
Average length of stay (days)	5.1	4.9	5.0	4.8
Occupancy rates (average beds in service)	51.1%	49.0%	48.0%	48.0%
Admissions	26,211	26,458	50,348	51,711
Percentage change	(0.9%)		(2.6%)
Adjusted admissions	43,779	42,932	85,215	84,999
Percentage change	2.0%		0.3%
Patient days	132,412	128,336	251,696	248,887
Adjusted patient days	212,409	201,615	408,454	394,838
Outpatient revenue as a % of gross patient revenue	39.6%	37.8%	40.1%	38.4%

(1) Includes the hospitals acquired in the acquisition of Brim Holdings, which was effective October 1, 2010. (2) Excludes the impact of the Brim Holdings acquisition.

IASIS HEALTHCARE LLC Supplemental Consolidated Statements of Operations Information (Unaudited) (in thousands)

	Quarter Ended March 31,		Six Months Ended March 31,
	2011	2010	2011	2010
Consolidated Results
Net earnings from continuing operations	$ 22,289	$ 22,140	$ 39,014	$ 41,477
Add:
Interest expense, net	16,510	16,622	33,387	33,354
Income tax expense	13,500	13,270	22,689	23,861
Depreciation and amortization	24,584	24,025	48,630	47,902
Stock-based compensation	538	2,128	1,034	2,249
Loss (gain) on disposal of assets, net	(540)	161	(885)	57
Management fees	1,250	1,250	2,500	2,500
Adjusted EBITDA	$ 78,131	$ 79,596	$ 146,369	$ 151,400

CONTACT:
IASIS Healthcare LLC
Investor Contact:
W. Carl Whitmer, 615-844-2747
President and Chief Executive Officer
or
John M. Doyle, 615-844-2747
Chief Financial Officer
or
Media Contact:
Michele M. Peden, 615-467-1255
VP, Corporate Communications